Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

YieldMax™ Short N100 Option Income Strategy ETF (YQQQ)

(the “Fund”)

listed on The Nasdaq Stock Market, LLC

May 16, 2024

Supplement to the Summary Prospectus and Statutory Prospectus,

each dated March 7, 2024

Effective as the date of this supplement:

•	The first paragraph of the sub-section entitled “Covered Put Writing” on page 3 of the Summary Prospectus and page 4 Statutory Prospectus, is hereby amended and restated in its entirety to read as follows:

“As part of its strategy, the Fund will write (sell) put option contracts on the Index to generate income. The put options written (sold) by the Fund will generally have 1-month or less expiration dates (the “Put Period”) and a strike level that is approximately 0%-15% below then-current Index level at the time of such sales.”
•	In the table entitled “YieldMaxTM Short N100 Option Income Strategy ETF – Principal Holdings” on page 5 of the Summary Prospectus and page 6 of the Statutory Prospectus, the row for “Sold (short) put option contracts” is amended and restated in its entirety as follows:

Portfolio Holdings (All options are based on the Index level)	Investment Terms	Expected Target Maturity	Primary Purpose of Holding
Sold (short) put option contracts

The strike level is approximately 0%-15% below then-current level of the Index at the time of sale.

They generate current income. However, they also limit some potential positive returns that the Fund may have otherwise experienced.

		1-month or less expiration dates	Generate income for the Fund in the form of premiums, in return for capping the returns of the Fund’s synthetic short position.

Please retain this Supplement for future reference.

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